Exhibit 10.37


              FOURTH AMENDMENT TO CREDIT AGREEMENT

          THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is made and entered into as of December 17, 2001 (the "Effective Date"), by and between CONSOLIDATED FREIGHTWAYS CORPORATION, a Delaware corporation ("Borrower"), the other Credit Parties signatory to the Credit Agreement described below (collectively, together with the Borrower, the "Credit Parties") and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender").

                       W I T N E SS E T H:

          WHEREAS, Borrower, the other Credit Parties and Lender are parties to that certain Credit Agreement, dated as of October 24, 2001 (as amended to the date hereof, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement), pursuant to which Lender has committed to make certain loans to Borrower upon the terms and conditions set forth therein; and

          WHEREAS, Borrower, the other Credit Parties and Lender desire to modify the Credit Agreement in certain respects in accordance with and subject to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the other Credit Parties and Lender do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:

          1. Amendments to the Credit Agreement. Subject to the terms and conditions of this Amendment, including without limitation the fulfillment of the conditions precedent specified in Section 6 below, the Credit Agreement is hereby amended as follows:


               (A) Section 5.11(a) of the Credit Agreement is hereby amended by deleting the last sentence in said Section
     5.11(a) and substituting in lieu thereof the following new sentence to read in its entirety as follows:


          In the event that (i) Mortgages are granted to the Lender as part of the First Group of Mortgaged Properties, the Second Group of Mortgaged Properties and the Additional Mortgaged Properties, with the fair market values of such Mortgaged Properties exceeding $100,000,000 in the aggregate and (ii) the Commitment has been reduced to $25,000,000, then the Lender agrees to release one or more Mortgages (on Mortgaged Properties selected by Lender, in its sole discretion) sufficient to reduce the aggregate fair market value of the remaining Mortgaged Properties to $100,000,000 (or such greater amount as is reasonably required to ensure that the Lender holds Mortgages on Mortgaged Properties with an aggregate fair market value of at least $100,000,000).


               (B) Section 5.11(d) of the Credit Agreement is hereby amended by deleting the date "December 17, 2001" appearing in the first line of said Section 5.11(d) and substituting in lieu thereof the date "December 21, 2001".

               (C) Section 5 of the Credit Agreement is hereby amended by adding a new Section 5.12 thereto to read in its entirety as follows:

                    5.12 Certain Post-Closing Covenants. (a) On or prior to December 17, 2001, the Borrower shall cause the following requirements to be fulfilled with respect to each of the Additional Mortgaged Properties: each Credit Party owner of the Additional Mortgaged Properties shall have (i) executed and delivered to Lender a Mortgage covering all of the Additional Mortgaged Properties, in proper form for recordation in all places to the extent necessary to create a valid and enforceable first priority lien (subject to Permitted Encumbrances) on such Additional Mortgaged Properties in favor of Lender (or in favor of such other trustee as may be required or desired under local law) and otherwise in form and substance satisfactory to Lender, (ii) delivered to Lender an opinion of counsel in each state in which any of the Additional Mortgaged Properties are located regarding the Mortgages on such properties in form and substance and from counsel satisfactory to Lender, (iii) delivered to Lender commitments for title insurance coverage, and shall have purchased such coverage and delivered evidence thereof to Lender, all in form and scope satisfactory to Lender, covering all of the Additional Mortgaged Properties and (v) delivered to Lender written fair market value appraisals, in each case satisfactory in form and substance to Lender, in its sole discretion. By no later than December 21, 2001, Borrower shall have delivered to Lender evidence that counterparts of all of the Mortgages referred to in clause (i) above of this Section 5.12(a) have been recorded in all places to the extent necessary to create a valid and enforceable first priority lien (subject to Permitted Encumbrances) on all of the Additional Mortgaged Properties owned by such Credit Party in favor of Lender (or in favor of such other trustee as may be required or desired under local law).

                    (b) On or prior to December 21, 2001, the Borrower shall cause to be delivered to Lender in respect of such Additional Mortgaged Properties current as-built surveys, zoning letters (or zoning title endorsements) and certificates of occupancy.

               (D) Annex A to the Credit Agreement is hereby amended by adding the following new definition to read in its entirety as follows:

                    "Additional  Mortgaged  Properties"
          shall mean the real property owned by one or more of the Credit Parties and located at 918
          Del  Paso  Road,  Sacramento, California  and
          6767 West 75th Street, Chicago, Illinois.

               (E) Annex A to the Credit Agreement is hereby amended by deleting therefrom definitions of "Borrowing Base" and "Mortgaged Properties" in their entirety and substituting the following amended definitions of such terms in lieu thereof:

                    "Borrowing Base" shall mean, as of any date of determination by Lender, from time to time, an amount equal to the sum of (a) thirty-five percent (35%) of the Appraised Value of Eligible Mortgaged Property less (b) any and all Reserves established by Lender at such time including, without limitation, Reserves for environmental remediation costs, accrued but unpaid taxes, insurance and other Charges and expenses pertaining to such Mortgaged Property. Notwithstanding the foregoing, the Borrowing Base shall not at any time exceed $35,000,000 irrespective of whether any of the conditions in Section 2 have been satisfied.

                    "Mortgaged Properties" means (i) the Real Property identified on Annex F, (ii) the Additional Mortgaged Properties, and (iii) any other Real Property of the Credit Parties located in the United States of America that Borrower from time to time requests be included as a Mortgaged Property to the extent and only to the extent that the Lender in its sole discretion consents in writing to the inclusion of such Real Property as a Mortgaged Property.

               (F) Annex A to the Credit Agreement is hereby amended by deleting the last sentence in the definition of "Eligible Mortgaged Property" and substituting in lieu thereof a new sentence to read in its entirety as follows:

          Notwithstanding the foregoing (a) if the fair market value or the environmental status of any Mortgaged Property, or the priority of the Lien of the Mortgages on any Mortgaged Property, adversely changes at any time on or after the Closing Date, then Lender, in addition to any other rights it may have hereunder or under the Loan Documents, shall be entitled to deem such Mortgaged Property to be ineligible and/or establish such Reserves as it may deem appropriate in its sole discretion and (b) none of the Additional Mortgaged Properties shall at any time constitute an Eligible Mortgaged Property.

               (G) The Credit Agreement is hereby amended to extend the deadline under Section 5.11 for delivery of Mortgages, local counsel opinions and title insurance commitments with respect to certain of the properties included in the Second Group of Mortgaged Properties to the dates set forth below:


     Property Location              Revised Deadline

     Norcross, Georgia property     December 18, 2001

     Minneapolis, Minesota          December 21, 2001
     property


          2. No Other Amendments. Except for the amendments expressly set forth and referred to in Section 1 above, the Credit Agreement shall remain unchanged and in full force and effect.

          3. Representations and Warranties. To induce Lender to enter into this Amendment, Borrower and each of the other Credit Parties hereby warrant, represent and covenant to Lender that: (a) this Amendment has been duly authorized, executed and delivered by Borrower and each other Credit Party signatory thereto, (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of this date, and (c) after giving effect to this Amendment, all of the representations and warranties made by Borrower and each other Credit Party in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date). Any breach in any material respect by Borrower or any other Credit Party of any of its representations and warranties contained in this Section 3 shall be an Event of Default under the Credit Agreement.

          4. Ratification and Acknowledgment. Borrower and each of the other Credit Parties hereby ratify and reaffirm each and every term, covenant and condition set forth in the Credit Agreement and all other documents delivered by such company in connection therewith (including without limitation the other Loan Documents to which Borrower or any other Credit Party is a party), effective as of the date hereof.

          5. Estoppel. To induce Lender to enter into this Amendment, Borrower and each of the other Credit Parties hereby acknowledge and agree that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of Borrower or any Credit Party as against Lender with respect to the obligations of Borrower or any Credit Party to Lender under the Credit Agreement or the other Loan Documents, either with or without giving effect to this Amendment.

          6. Conditions to Effectiveness. This Amendment shall become effective, as of the Effective Date, subject to the prior or subsequent receipt by the Lender of this Amendment, duly executed, completed and delivered by Borrower and each other Credit Party. Upon the effective date of this Amendment, all of the amendments set forth in Section 1 of this Amendment shall become effective as of the effective date of this Amendment.

          7. Reimbursement of Expenses. Borrower and each of the other Credit Parties hereby agree that Borrower and each of the other Credit Parties shall reimburse Lender on demand for all costs and expenses (including without limitation reasonable attorney's fees) incurred by Lender in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

          8.   Governing Law.  THIS AGREEMENT SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID
STATE.

          9. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, Borrower and each of the other Credit Parties hereby waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

          10. Counterparts. This Amendment may be executed in any number of several counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

          11. Entire Agreement. The Credit Agreement as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.



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                              page]


          IN WITNESS WHEREOF, the parties have caused this Fourth
Amendment to Credit Agreement to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

                         BORROWER:

                         CONSOLIDATED FREIGHTWAYS CORPORATION


                         By/s/Robert E. Wrightson
                         Name:Robert E. Wrightson
                         Title:Executive Vice President and Chief
                               Financial Officer


                         LENDER:

                         GENERAL ELECTRIC CAPITAL CORPORATION


                         By/s/Craig Winslow
                         Name:Craig Winslow
                         Title:    Duly Authorized Signatory


                         CREDIT PARTIES:

                         CONSOLIDATED FREIGHTWAYS CORPORATION  OF
                         DELAWARE


                         By/s/Robert E. Wrightson
                         Name:Robert E. Wrightson
                         Title:Executive Vice President and Chief
                               Financial Officer

                         CF AIRFREIGHT CORPORATION


                         By/s/Robert E. Wrightson
                         Name:Robert E. Wrightson
                         Title:Executive Vice President and Chief
                               Financial Officer

                         REDWOOD SYSTEMS, INC.


                         By:/s/Kerry K. Morgan
                         Name:Kerry K. Morgan
                         Title:Vice President and Treasurer


                         LELAND JAMES SERVICE CORPORATION

                         By:/s/Kerry K. Morgan
                         Name:Kerry K. Morgan
                         Title:Vice President and Treasurer